UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2006
(Date of earliest event reported)

RF Micro Devices, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	0-22511	56-1733461
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

7628 Thorndike Road
  Greensboro, North Carolina  27409-9421
  (Address of principal executive offices)
  (Zip Code)

(336) 664-1233

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)        On November 1, 2006, the Board of Directors (the "Board") of RF Micro Devices, Inc. (the "Company"), upon the recommendation of the Board's Governance and Nominating Committee, elected John (Jack) R. Harding to serve as a director, effective immediately, until the 2007 annual meeting of the Company's shareholders or until his prior death, resignation, removal or disqualification or until there is a decrease in the number of directors.  Mr. Harding, who currently is the Chairman, President and Chief Executive Officer of eSilicon Corporation, was appointed by the Board to serve as a member of the Board's Governance and Nominating Committee effective November 1, 2006.

A copy of the press release announcing Mr. Harding's election to the Board, dated November 6, 2006, is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

 (d)       Exhibits.

Exhibit No.                       Description of Exhibit

                     99.1                                 Press release dated November 6, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    RF Micro Devices, Inc.

                By: /s/  William A. Priddy, Jr.
                                                                                                   William A. Priddy, Jr.
                                                                                                   Chief Financial Officer and
                                                                                                   Vice President, Finance and Administration

Date:    November 6, 2006

Exhibit Index

Exhibit No.                                Description of Exhibit

   99.1                                       Press release dated November 6, 2006